SUPPLEMENTAL SERVICING AMENDMENT

                  SUPPLEMENTAL SERVICING AMENDMENT dated as of November 9, 1999 by and among ContiMortgage Corporation, a Delaware corporation (the "Servicer"), ContiWest Corporation, a Nevada corporation, ContiSecurities Asset Funding Corp., a Delaware corporation (the "Depositor"), Greenwich Capital Financial Products, Inc., a Delaware corporation (the "Supplemental Servicer") and Manufacturers and Traders Trust Company, a New York banking corporation (the "Trustee"), in its capacity as Trustee under each of the Pooling and Servicing Agreements listed on the attached Schedule A-1 and Schedule A-2 (the "Pooling Agreements") with respect to the trusts (the "Trusts") formed pursuant to the Pooling Agreements.

                  WHEREAS, the Servicer and the Trustee have previously entered into the Pooling Agreements, among the Servicer, the Trustee, the Depositor and the other parties named therein pursuant to which the Servicer is to act as servicer to service and administer the home equity loans (the "Home Equity Loans") owned by the Trusts in accordance with the Pooling Agreements;

                  WHEREAS, Servicer and Continental Grain Company, among others, are party to a Subservicing Agreement dated as of November 1, 1998 (the "Grain Subservicing Agreement") and desire to terminate that Agreement;

                  WHEREAS, the Depositor, Servicer and each Trustee desire the appointment of the Supplemental Servicer to perform the obligations under
Section 2.02(a) of this Amendment;

                  WHEREAS, the Certificate Insurers for each Trust, as applicable, have consented to this Amendment and the Rating Agencies rating securities issued by each Trust have confirmed that this Amendment to each Pooling Agreement will not cause such Rating Agency to reduce its current rating assigned to any Class of rated Certificates;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I

                             AMENDMENT; DEFINITIONS

                  SECTION 1.01. Amendment. This Supplemental Servicing Amendment ("Amendment") constitutes an amendment and supplement to each Pooling Agreement.

                  SECTION 1.02. Definitions. The following terms have the following meanings when used in this Amendment.

                  "Advance Conditions" has the meaning set forth in Section 2.02(d) hereof.

                  "Amendment" means this Supplemental Servicing Amendment, and all amendments hereof and supplements hereto.

                  "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banking institutions in The City of New York, or in the city in which the principal corporate trust office of the Trustee is located, are authorized or obligated by law or executive order to be closed, and when used with reference to the determination of LIBOR, shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

                  "Calculated  Delinquency Advance" has the meaning set forth in
Section 2.02(a) hereof.

                  "Clearance Account" has the meaning set forth in Section 2.03(a) hereof.

                  "Clearing Bank" means Chase Manhattan Bank, N.A. or any other Designated Depository Institution mutually acceptable to the Supplemental Servicer, the Servicer and the Certificate Insurer for each Trust.

                  "Compensating Interest" with respect to any Trust Group, has the meaning set forth in the related Pooling Agreement.

                  "Daily Collections" has the meaning, with respect to a particular Trust Group, set forth in the Pooling Agreement relating to such Trust Group.

                  "Depositor" has the meaning set forth in the introductory paragraph hereof.

                  "Disbursing Agent" shall mean each of the Servicer and Supplemental Servicer acting as agents for each Trust.

                  "Disbursement Notice" has the meaning set forth in Section 2.03(d) herein.

                  "Funds Available for Servicing Payments" means, with respect to any Trust, the amounts described in the related Pooling Agreement as the Servicing Fee and other servicing compensation payable to the Servicer under such Pooling Agreement, including but not limited to, late payment charges, prepayment charges, release fees, assumption fees and bad check charges during any Remittance Period.

                  "Grain Subservicing Agreement" has the meaning set forth in the second WHEREAS clause in the Recitals hereof.

                  "Gross Collections" means, with respect to each Trust Group, all amounts paid with respect to the Home Equity Loans, including but not limited to, the total amount of principal, interest, Prepayments, Net Liquidation Proceeds, Insurance Proceeds, late payment charges, prepayment charges, release fees, assumption fees and bad check charges, received by the Servicer or by any other entity on behalf of the Trust, in all circumstances prior to the payment, netting or deduction of any amount and prior to the deposit of such funds into the Principal and Interest Account.


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

                  "Home Equity Loans" has the meaning set forth in the first WHEREAS clause in the Recitals hereof.

                  "LIBOR" means, with respect to any period commencing on a Monthly Remittance Date and ending on the day before the next Monthly Remittance Date, the rate of interest (calculated on a per annum basis) equal to the one month London Interbank Offered Rate as reported on the display designated as "Page 3750" on the Telerate Service (or such other display as may replace Page 3750 on the Telerate Service) on the related LIBOR Determination Date.

                  "LIBOR Determination Date" means, with respect to any period commencing on a Monthly Remittance Date and ending on the day before the next Monthly Remittance Date, such earlier Monthly Remittance Date.

                  "Mandatory Trust Groups" means the Trusts identified on Schedule A-1 and the Trust Groups identified on Schedule A-2 as "Mandatory."

                  "Maximum Aggregate Supplemental Delinquency Advance" means $125,000,000.

                  "Maximum Available Supplemental Delinquency Advance" means the Maximum Aggregate Supplemental Delinquency Advance less the amount of any outstanding unreimbursed Supplemental Delinquency Advances.


                  "Net Collections" means Gross Collections minus the Funds Available for Servicing Payments.

                  "Optional Trust Groups" means the Trust Groups identified on Schedule A-2 as "Optional."

                  "Person" means any legal person, including any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Pooling   Agreements"  has  the  meaning  set  forth  in  the
introductory paragraph hereof.

                  "Principal and Interest Account" has the meaning, with respect to a particular Trust, set forth in the Pooling Agreement relating to such Trust.

                  "Right" has the meaning set forth in Section 6.04 hereof.

                  "Servicer" has the meaning set forth in the introductory paragraph hereof.

                  "Servicer  Delinquency  Advance"  has the meaning set forth in
Section 2.02(a) hereof.


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

                  "Supplemental Delinquency Advance" has the meaning set forth in Section 2.02(a) hereof.

                  "Supplemental Delinquency Advance Notice" has the meaning set forth in Section 2.02(b) hereof.

                  "Supplemental Servicer" has the meaning set forth in the introductory paragraph hereof.

                  "Supplemental  Servicing  Fee" has the  meaning  set  forth in
Section 2.04(a) hereof.

                  "Supplemental Servicing Fee Shortfall" means any difference between the amount of the Supplemental Servicing Fee due to the Supplemental Servicer pursuant to Section 2.04(a) hereof on any particular day and the amount of the Supplemental Servicing Fee actually paid to the Supplemental Servicer on such day.

                  "Trust Groups" means with respect to the Trusts set forth on Schedule A-1, such Trusts, and with respect to the Trusts set forth on Schedule A-2, the Loan Groups for each such Trust identified on such Schedule.

                  "Trustee" has the meaning set forth in the introductory paragraph hereof

                  "Trusts" has the meaning set forth in the introductory paragraph hereof.

                  "Turbo Event" has the meaning set forth in Section 4.01(c) hereof.

                  "Verification Agent" has the meaning set forth in Section 6.01 hereof.

                  SECTION 1.03. Other Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the related Pooling Agreements.

                                   ARTICLE II

                   THE SERVICER AND THE SUPPLEMENTAL SERVICER

                  SECTION 2.01. Appointment of the Supplemental Servicer; Direction to Trustee. Pursuant to the Pooling Agreements, each Trustee, on behalf of each Trust, hereby appoints the Supplemental Servicer to perform the services set forth in Section 2.02 hereof, which appointment the Supplemental Servicer hereby accepts. The Supplemental Servicer agrees to perform the obligations set forth in Section 2.02 hereof in accordance with the terms set forth herein and in the Pooling Agreements. The Supplemental Servicer undertakes no obligations of the Servicer under the Pooling Agreements other than those expressly set forth in Section 2.02 hereof. Nothing in this Amendment shall relieve the Servicer of its obligations under the Pooling Agreements or in any way limit such obligations.

                  The Depositor hereby directs each Trustee to execute and deliver this Amendment on behalf of each Trust and to notify each Certificateholder entitled to notice in accordance with the terms of the related Pooling Agreement.


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

                  SECTION 2.02. Obligations of the Supplemental Servicer.

                  (a) The Supplemental Servicer shall, with respect to each Mandatory Trust Group, and may, with respect to each Optional Trust Group, advance on each Monthly Remittance Date, until the Supplemental Servicer's advancing obligation terminates pursuant to Section 4.01 hereof, to each Trustee on behalf its respective Trust Groups, a "Supplemental Delinquency Advance" in an amount equal to the lesser of

                  (i) the "Calculated Delinquency Advance," which shall be the lesser of:

                           (a) the Delinquency Advance due on such Monthly Remittance Date for such Trust Group less
                                    (I) any Compensating Interest with respect to such Remittance Period not paid by the Servicer with its own funds and (II) any portion of a Delinquency Advance to the extent payable as a result of accounting or other errors, or the failure to deposit funds or the misapplication of funds by the Servicer, and

                           (b) 5.0% of the unpaid principal balance of the Home Equity Loans of such Trust Group as of the last Business Day of the calendar month immediately preceding the calendar month in which such Monthly Remittance Date occurs less any unreimbursed Supplemental Delinquency Advances for such Trust Group as of such Monthly Remittance Date; and

                  (ii) if the aggregate of all Calculated Delinquency Advances exceeds the Maximum Available Supplemental Delinquency Advance, the amount of the Calculated Delinquency Advance shall be allocated on a pro rata basis among the Trusts, based on the ratio of the aggregate Calculated Delinquency Advances due to all Trusts to the Maximum Available Supplemental Delinquency Advance, first among the Mandatory Trust Groups and secondly among the Optional Trust Groups for which the Supplemental Servicer is making a Supplemental Delinquency Advance.

With respect to any Trust Group, the Supplemental Servicer may agree in its sole discretion to make a Supplemental Delinquency Advance in an amount greater than the Calculated Delinquency Advance provided for above. Unless otherwise agreed by the Supplemental Servicer in its sole discretion, in no event shall the aggregate of all Supplemental Delinquency Advances exceed the Maximum Available Supplemental Delinquency Advance. The difference between the Supplemental Delinquency Advance paid by the Supplemental Servicer on any Monthly Remittance Date to a particular Trust Group and received by the Trustee and the total Delinquency Advance due under the Pooling Agreement for such Trust Group on such Monthly Remittance Date shall be paid by the Servicer as a Delinquency Advance (a "Servicer Delinquency Advance").


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

                  (b) No later than 1:00 p.m. New York time on the Business Day preceding each Monthly Remittance Date, the Servicer shall deliver to the Supplemental Servicer, each Trustee and the Certificate Insurer for each Trust a notice (the "Supplemental Delinquency Advance Notice"), in the form of Exhibit I hereto, setting forth, among other things, the amounts due on such Monthly Remittance Date for the Delinquency Advance, the Supplemental Delinquency Advance and the Servicer Delinquency Advance to each Trustee for each Trust Group, and the amounts thereof from prior Remittance Periods that remain unreimbursed.

                  (c) As soon as reasonably practicable following receipt of the Supplemental Delinquency Advance Notice, the Supplemental Servicer shall advise the Servicer and the Verification Agent of the amount, if any, of the Supplemental Advance it intends to make in respect of Optional Trust Groups. On each Monthly Remittance Date, the Supplemental Servicer shall, pursuant to the terms of this Section 2.02, pay in immediately available funds by wire transfer to the Certificate Account for each Trust the Supplemental Delinquency Advance due in respect of each Mandatory Trust Group and, if it elects to make such advance, the Supplemental Delinquency Advance (or portion thereof) due in respect of each Optional Trust Group.

                  (d) The obligation of the Supplemental Servicer to make a Supplemental Delinquency Advance in respect of a Mandatory Trust Group is expressly conditioned upon (i) issuance of a Supplemental Delinquency Advance Notice verified by the Verification Agent at least one Business Day prior to the Monthly Remittance Date with regard to such Trust Group, (ii) no Turbo Event with respect to any Trust having occurred and continuing unremedied and no facts or circumstances described in Section 4.01(c) having occurred and continuing unremedied, without regard to whether the Supplemental Servicer has issued a notice with respect to such event(s), (iii) this Amendment not having been terminated; (iv) the Clearing Bank not having failed to act in accordance with a Disbursement Notice; (v) the Supplemental Servicer determining in its reasonable good faith judgment that such Supplemental Delinquency Advance will be recoverable from Net Collections of such Trust Group within three months of the date made; and (vi) the Servicer having paid in full all amounts due to the Verification Agent (collectively, the "Advance Conditions"). Notwithstanding any provision contained herein to the contrary, the Supplemental Servicer shall have no obligation to make a Supplemental Delinquency Advance to a particular Trust unless all the Advance Conditions have been satisfied and the making of a Supplemental Delinquency Advance if any Advance Conditions are not satisfied shall not constitute a waiver of such right or be construed as a precedent.

                  SECTION 2.03. Servicer Acts as Agent; Gross Collections; Disbursing Notices.

                  (a) The Servicer shall, during the term of this Amendment, deposit or cause to be deposited Gross Collections upon receipt for each Trust without deduction, off-set or netting into an account entitled "ContiMortgage Payment Clearing A/C FBO Other Investors/Custodial Acct" maintained at the Clearing Bank for the benefit of the Trusts (the "Clearance Account"). Notwithstanding anything to the contrary in any Pooling Agreement, the Servicer shall not receive Servicing Fees, other servicing compensation, or reimbursement of Servicing Advances or Servicer Delinquency Advances except in accordance with this Amendment and the Servicer shall not be entitled to deduct, off-set or net any amounts from Gross Collections prior to deposit into the Clearance Account.


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

                  (b) The parties hereto agree that the Servicer shall be acting in the capacity as agent of the Trusts when it receives Gross Collections, deposits Gross Collections into the Clearance Account and when it issues Disbursement Notices, and that the Servicer has no right, title or interest in any Gross Collections unless and until such amounts are actually paid to the Servicer pursuant to an authorized Disbursement Notice for its own benefit in accordance with this Amendment.

                  (c) The Servicer shall not have or obtain any right, title or interest in any amounts paid from the Gross Collections to the Supplemental Servicer as a Supplemental Servicing Fee, as reimbursement for Supplemental Delinquency Advances, or otherwise. The Servicer acknowledges and agrees that any Gross Collections received and held by it in the Clearance Account or otherwise are held as agent and in trust for the applicable Trust. Each Trust is the owner of its Gross Collections until actually paid pursuant to this Amendment and the Pooling Agreement.

                  (d) Subject to Section 2.06, on each Business Day in which collected funds are on deposit in the Clearance Account, the Disbursing Agent, as agent for each Trustee, shall issue a notice to the Clearing Bank, the other Disbursing Agent and the Verification Agent (each a "Disbursement Notice"), which in each case shall contain (subject to appropriate modification) the items of information shown on Exhibit II hereto, directing such Clearing Bank to (i) transfer the appropriate amounts of escrow funds, insurance premiums, and suspense items to their respective accounts, (ii) to pay by wire transfer from the Clearance Account to the Supplemental Servicer or the Servicer from Funds Available for Servicing Payments remaining after transfers pursuant to subsection (i) in this paragraph, as appropriate and pursuant to the priorities established in this Amendment, all available funds necessary to pay Supplemental Servicing Fees, Servicing Fees and other servicing compensation, and (iii) to pay by wire transfer from the Clearance Account to the Supplemental Servicer or the Servicer from any funds of each Trust Group remaining after transfers pursuant to subsections (i) and (ii) in this paragraph, as appropriate and pursuant to the priorities established in this Amendment, all available funds of each Trust Group necessary to reimburse Supplemental Delinquency Advances and Servicer Delinquency Advances, provided, that any disputed amounts shall be deposited into the Principal and Interest Account for the related Trust as provided in Section 6.01. To the extent any amounts remain in the Clearance Account after such amounts have been paid, the Disbursing Agent shall issue a Disbursement Notice directing the Clearing Bank to deposit the Daily Collections into the Principal and Interest Account for the related Trust.

                  (e) In all instances in which the Disbursing Agent is required to perform an action, the Servicer shall be obligated to take such action and the Supplemental Servicer may, but is not required to perform, such action. Each person receiving direction or a notice (including, without limitation, a Disbursement Notice) from the Servicer and Supplemental Servicer, in each case as Disbursing Agent, pertaining to the payment of Supplemental Servicing Fees or reimbursement for Supplemental Delinquency Advances shall disregard the direction or notice from the Servicer and act in accordance with the direction or notice from the Supplemental Servicer. The Supplemental Servicer as the other Disbursing Agent, retains the right to issue alternate Disbursement Notices to the Clearing Bank concerning Supplemental Servicing Fees and reimbursement for Supplemental Delinquency Advances which shall supercede any inconsistent direction or notice issued by the Servicer as Disbursing Agent and


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

shall make all such inconsistent notices or directions null and void. Each Disbursing Agent agrees that it will only disburse funds on deposit in the Clearance Account in accordance with the terms of the related Pooling Agreements, as amended by this Amendment. If the Supplemental Servicer is acting as Disbursing Agent, it shall disburse funds in the Clearance Account only with respect to the Home Equity Loans owned by the Trusts. At such time as this Amendment has terminated and the Supplemental Servicer has been paid and reimbursed all amounts owing to it pursuant to this Amendment, the Supplemental Servicer shall so notify the Clearing Bank, and shall advise the Clearing Bank that it is no longer authorized to issue Disbursement Notices pursuant hereto and that any then effective Disbursement Notices given by it shall thereafter be void.

                  SECTION 2.04. Supplemental Servicing Fee.

                  (a) As compensation for rendering the services specified herein, the Supplemental Servicer shall be entitled to receive, on a daily basis, a supplemental servicing fee (the "Supplemental Servicing Fee") from each Trust. The Supplemental Servicing Fee due on any particular day from a particular Trust shall equal the product of (i) LIBOR plus 250 basis points,
(ii) 1/360 and (iii) the highest amount of such unreimbursed Supplemental Delinquency Advances associated with such Trust on such day, provided, however, that on any day that there are accrued and unpaid Supplemental Servicing Fees for a prior Monthly Remittance Period, the Supplemental Servicing Fee for that day shall not exceed 12.0% per annum.

                  (b) The Supplemental Servicing Fee shall be paid each Business Day solely from the Funds Available for Servicing Payments, pursuant to a Disbursement Notice, prior to any payment to the Servicer (or a successor servicer) with respect to the Servicing Fee or other servicer compensation. The Servicer (or a successor servicer) shall not be entitled to receive the Servicing Fee or other servicing compensation and no Trust shall pay the Servicing Fee or other servicing compensation to the Servicer (or a successor servicer) if there exists a Supplemental Servicing Fee Shortfall. The amount of any Supplemental Servicing Fee paid to the Supplemental Servicer from each Trust shall reduce, dollar-for-dollar, the amount of the Servicing Fee and other Servicer compensation that would otherwise have been payable to the Servicer (or a successor servicer) by such Trust but for the execution of this Amendment.

                  (c) Upon payment in full of all Supplemental Servicing Fees then due and owing, all remaining Funds Available for Servicing Payments (if any) shall be paid to the Servicer (or a successor servicer).

                  (d)   Notwithstanding   anything  to  the   contrary  in  this
Amendment, the amount paid to the Supplemental Servicer as a Supplemental Servicing Fee in a Remittance Period from a particular Trust may not exceed the total Funds Available for Servicing Payments deposited to the Clearance Account for such Trust for such Remittance Period.

                  SECTION 2.05. Reimbursement for Supplemental Delinquency Advances

                  (a) The Supplemental Servicer shall be reimbursed for all Supplemental Delinquency Advances it makes. For the avoidance of doubt, the reimbursement for Supplemental Delinquency Advances and Servicer Delinquency Advances made in respect of a


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

particular Trust Group shall be from the Net Collections of such Trust Group and not on a loan-by-loan basis and no funds shall be remitted from the Principal and Interest Account to the Trustee for deposit into the Certificate Account to the extent that there are any Supplemental Delinquency Advances that have not been reimbursed. On each Business Day during each Remittance Period on which there is an unreimbursed Supplemental Delinquency Advance, the Disbursing Agent shall, on a Trust Group-by-Trust Group basis, issue a Disbursement Notice to reimburse the Supplemental Servicer from Net Collections held in the Clearance Account for all outstanding Supplemental Delinquency Advances prior to payment of any amount from Net Collections to the Servicer (or a successor servicer) or to the Principal and Interest Account.

                  (b) For the avoidance of doubt, notwithstanding anything contained in the Pooling Agreements to the contrary, the Servicer (or a successor servicer) is not entitled to, and may not obtain, reimbursement of Delinquency Advances in respect of any Trust Group (including, without limitation, from the Clearance Account or Principal and Interest Account) prior to the Supplemental Servicer receiving reimbursement of all Supplemental Delinquency Advances outstanding with respect to such Trust Group.

                  (c) In the event that the Supplemental Servicer has not been reimbursed in full for Supplemental Delinquency Advances relating to a particular Trust Group, but funds relating to such Trust Group have nevertheless been deposited into the related Principal and Interest Account, then the Supplemental Servicer shall be reimbursed from such funds on deposit in such Principal and Interest Account prior to the transfer of such amounts to the Certificate Account. Such reimbursement from the Principal and Interest Account shall be made by the applicable Trust on receipt of a notice from the Disbursing Agent.

                  (d) For the avoidance of doubt, and notwithstanding anything herein or in the Pooling Agreement to the contrary, the Servicer (or a successor servicer) shall be entitled to recover Servicer Advances on a loan-by-loan basis from the Mortgagors to the extent permitted by the Home Equity Loans, or, if not recovered from the Mortgagor on whose behalf the Servicing Advance was made, from Liquidation Proceeds realized upon the liquidation of the related Home Equity Loan prior to the payment of Liquidation Proceeds to any other party to this Amendment.

                  SECTION 2.06. Certification of Supplemental Servicer Fee and Supplemental Delinquency Advance Reimbursement Rights. The right to payment of the Supplemental Servicing Fee and the right to reimbursement for Supplemental Delinquency Advances shall be evidenced by a negotiable certificate (a "Supplemental Servicing Certificate") in the form attached hereto as Exhibit III if the owner of the Supplemental Delinquency Advances so requests of the Trustee in writing. Each Supplemental Servicing Certificate shall be executed and authenticated by the manual or facsimile signature of one of the Trustee's Authorized Officers. Upon proper authentication by the Trustee, the Supplemental Servicing Certificates shall bind each Trust and shall evidence each Trust's obligations to pay and reimburse the Supplemental Servicing Fee and the right to reimbursement for Supplemental Delinquency Advances in accordance with this Amendment and the related Pooling Agreement. The holder of any Supplemental Servicing Certificate may transfer, pledge, encumber, hypothecate or assign all or any part of its rights in the Supplemental Servicing Certificate. The Trustee shall cause to be kept a register in which the registration of the Supplemental Servicing Certificates and any transfer of the Supplemental Servicing


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

Certificates shall be recorded if so requested by the transferee or pledgee. If so directed by the Trustee or the Supplemental Servicer, the Servicer will include payment instructions for the registered owner of a Supplemental Servicing Certificate in Disbursement Notices subsequently given. If a Supplemental Servicing Certificate is destroyed, lost of stolen, upon reasonable security and indemnity to hold the Trustee and the applicable Trust harmless, the Trustee shall execute a new Supplemental Servicing Certificate in replacement for the destroyed, lost or stolen Supplemental Servicing Certificate. Simultaneously with the payment in full of any Supplemental Servicing Certificate after the termination of this Amendment, such Certificate shall be surrendered to the Trustee. The Supplemental Servicer shall pay any reasonable and customary fees charged by the Trustee in connection with the issuance of any Supplemental Servicing Certificate or for effecting any transfer thereof. The Supplemental Servicer hereby agrees to indemnify and hold each Trust and the Trustee harmless against any loss, liability, claim, damage or expense incurred in connection with any legal action or proceeding brought by any third party who has acquired an interest in any Supplemental Servicing Certificate.

                                  ARTICLE III

         REPRESENTATIONS, WARRANTIES AND COVENANTS; CONDITIONS PRECEDENT

                  SECTION 3.01. Representations, Warranties and Covenants of the Supplemental Servicer. The Supplemental Servicer hereby represents and warrants to and covenants with the Trustee as follows:

                  (a) The Supplemental Servicer is a Delaware corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is in compliance with the laws of each state necessary to enable it to perform its obligations under the terms of this Amendment; the Supplemental Servicer has the full corporate power and authority to execute and deliver this Amendment and to perform in accordance herewith; the execution, delivery and performance of this Amendment by the Supplemental Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Amendment evidences the valid, binding and enforceable obligation of the Supplemental Servicer; and all requisite corporate action has been taken by the Supplemental Servicer to make this Amendment valid and binding upon the Supplemental Servicer in accordance with its terms;

                  (b) Neither the execution and delivery of this Amendment, nor the fulfillment of or compliance with the terms and conditions of this Amendment, will conflict with or result in a breach of any of the terms, conditions or provisions of the Supplemental Servicer's charter or by-laws or any material agreement or instrument to which the Supplemental Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Supplemental Servicer or its property is subject;

                  (c) There is no action, suit, proceeding, or investigation pending or, to the knowledge of the Supplemental Servicer, threatened against the Supplemental Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Supplemental Servicer, or in any material impairment of the right or ability of the Supplemental Servicer to carry on its business, or of any action taken or to be taken in connection with the obligations of the Supplemental Servicer contemplated herein, or which would materially impair the ability of the Supplemental Servicer to perform under the terms of this Amendment; and

                  (d) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Supplemental Servicer of or compliance by the Supplemental Servicer with this Amendment or the consummation of the transactions contemplated by this Amendment, or if required, such approval has been obtained prior to the date hereof.

                  SECTION 3.02. Representations, Warranties and Covenants of the Servicer. The Servicer hereby represents and warrants to and covenants with the Supplemental Servicer and the Trustee as follows:

                  (a) The Servicer is a Delaware corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is in compliance with the laws of each state necessary to enable it to perform its obligations under the terms of this Amendment; the Servicer has the full corporate power and authority to execute and deliver this Amendment and to perform in accordance herewith; the execution, delivery and performance of this Amendment by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Amendment evidences the valid, binding and enforceable obligation of the Servicer; and all requisite corporate action has been taken by the Servicer to make this Amendment valid and binding upon the Servicer in accordance with its terms;

                  (b) Neither the execution and delivery of this Amendment, nor the fulfillment of or compliance with the terms and conditions of this Amendment, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's charter or by-laws or any material agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

                  (c) There is no action, suit, proceeding, or investigation pending or, to the knowledge of the Servicer, threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Amendment; and

                  (d) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Amendment or the consummation of the transactions contemplated by this Amendment, or if required, such approval has been obtained prior to the date hereof.

                  (e) The Servicer has no right, title or interest in or to any Gross Collections (other than as trustee, or as agent for the related Trustee, of Gross Collections held by it or by the Clearing Bank) unless and until funds from such Gross Collections are actually paid to it pursuant to the applicable Pooling Agreement, as modified by this Amendment.

                  (f) The Servicer shall continue to collect and deposit into the Clearance Account, in the ordinary course of its business, the Gross Collections in the same manner that it has been collecting and depositing such receipts and deposits, except that the Servicer may not net, off-set or deduct from such collections or deposits.

                  (g) The Servicer shall cooperate with the Verification Agent and shall allow the Verification Agent access to the Servicer's books, records, computer system and employees during ordinary business hours upon reasonable notice and shall allow the Verification Agent to review all collections with respect to Home Equity Loans and to make such copies of books, records and documents as the Verification Agent determines in its sole discretion, in each case, on a daily basis.

                  SECTION 3.03. Conditions Precedent. This Amendment shall not become effective unless the following conditions are met or waived in writing by the Supplemental Servicer: (i) receipt by the Supplemental Servicer of an acknowledgement by the Clearing Bank in form and substance satisfactory to the Supplemental Servicer agreeing to accept Disbursement Notices from the Supplemental Servicer on a priority basis and limiting the ability to change the name of the Clearance Account, and (ii) termination of the Grain Subservicing Agreement and receipt by the Supplemental Servicer of a duly authorized letter from Continental Grain Company that no amounts are owing to it, and all obligations due it, under the Grain Subservicing Agreement have been paid and satisfied.

                                   ARTICLE IV

                    REMOVAL; RESIGNATION; MERGER; ASSIGNMENT

                  SECTION 4.01. Term of Amendment; Termination of Supplemental Servicing.

                  (a) The Supplemental Servicer's obligation to make Supplemental Delinquency Advances hereunder shall terminate on the date on which this Amendment terminates, which shall be October 15, 2000 except as this Amendment may be terminated earlier as set forth in Sections 4.01(b) or 4.01(c) hereof and as this Amendment may be extended if agreed to in writing by the Depositor, the Trustee, Servicer and Supplemental Servicer, with 30 days prior written notice given to the other parties hereto and the related Certificate Insurers.

                  (b) The Servicer may terminate this Amendment upon 30 days prior written notice to each of the other parties hereto and the related Certificate Insurers. Each Certificate Insurer may terminate this Amendment with respect to the Trusts related to it upon five Business Days prior written notice to each of the parties hereto. If the Servicer resigns or is terminated pursuant to the terms of the Pooling Agreements, the Trustee or a successor servicer may terminate this Amendment upon five Business Days notice to the parties hereto without payment of any fee (other than reimbursement for unpaid Supplemental Servicing Fees and unreimbursed Supplemental Delinquency Advances in accordance with the provisions hereof).

                  (c) The Supplemental Servicer may terminate this Amendment and its obligation to make Supplemental Delinquency Advances immediately upon notice to each of the other parties hereto and the related Certificate Insurers if any of the following occur and is continuing on the second Business Day after notice of the occurrence of any of the following (each, a "Turbo Event"):

                  (i) The Servicer receives payment for the Servicing Fee or other servicing compensation with respect to a Trust at a time when Supplemental Servicing Fees with respect to such Trust have not been timely paid in accordance with Section 2.04;

                  (ii) The Servicer is reimbursed for a Servicer Delinquency Advance with respect to a Trust Group at a time when Supplemental Delinquency Advances with respect to such Trust Group remain unreimbursed;

                  (iii) The Servicer fails to deposit Gross Collections to the Clearance Account or fails to deposit the appropriate amounts to any Principal and Interest Account as it has been doing in the ordinary course of business, except for nominal amounts as a result of inadvertence, error or oversight, which, in each case is corrected in a prompt manner;

                  (iv) The Servicer issues a Disbursement Notice to the Clearing Bank or otherwise withdraws funds from the Clearance Account or any Principal and Interest Account except as expressly authorized by the provisions of any Pooling Agreement, as amended by this Amendment;

                  (v) The Servicer breaches any provision of this Amendment or any of the Servicer's representations, warranties or covenants are untrue when made or became untrue thereafter;

                  (vi) The Clearing Bank fails to act in accordance with a Disbursement Notice issued by the Supplemental Servicer or the Clearing Bank informs or otherwise indicates to the Supplemental Servicer that it will not honor future Disbursement Notices issued by the Supplemental Servicer; and

                  (vii) Any party to this Amendment, or its successor in interest, except the Supplemental Servicer, institutes any action or proceeding seeking to avoid any portion of this Amendment or render any portion of this Amendment ineffective.

                  (d) Notwithstanding any termination of this Amendment, the Supplemental Servicer's right to payment and reimbursement for unpaid Supplemental Servicing Fees and unreimbursed Supplemental Delinquency Advances shall survive any such termination until such amounts have been paid and reimbursed in full. Following any termination of this Amendment, the Disbursing Agent, on behalf of the related Trust, and each Trustee, shall continue to issue

Disbursement Notices directing payment to the Supplemental Servicer amounts due to it in respect of unpaid Supplemental Servicing Fees and unreimbursed Supplemental Delinquency Advances, as calculated in and provided by Article II hereof, until all such amounts have been paid or reimbursed in full. This
Section 4.01(d), Article V, and Sections 6.05 through 6.15 shall survive any termination of this Amendment. If the Servicer is not replaced by the Trustee or a successor servicer, Article II also shall survive any termination of this Amendment until the Supplemental Servicer has been paid and reimbursed all amounts owing to it pursuant to this Amendment. Notwithstanding anything to the contrary contained herein, if this Amendment is terminated and the Servicer is replaced by the Trustee or a successor servicer, then, until all amounts owing to the Supplemental Servicer in respect of unpaid Supplemental Servicing Fees and unreimbursed Supplemental Delinquency Advances have been paid and reimbursed in full, the Trustee or successor servicer, as appropriate, shall (i) assume the responsibilities of the Servicer to act as Disbursing Agent, on behalf of the related Trustee pursuant to this Amendment, including the issuance of Disbursement Notices and allocations of Gross Collections pursuant to Section 2.03(d), (ii) pay the Supplemental Servicing Fee pursuant to Section 2.04, (iii) reimburse the Supplemental Servicer for all unreimbursed Supplemental Delinquency Advances pursuant to Section 2.05, and (iv) perform the obligations of the Servicer pursuant to Section 2.06.

                  SECTION 4.02. Merger or Consolidation of the Supplemental Servicer. The Supplemental Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Supplemental Servicer shall be a party, or any Person succeeding to the business of the Supplemental Servicer, shall be the successor of the Supplemental Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereof, anything herein to the contrary notwithstanding.

                  SECTION 4.03. Assignment. The Supplemental Servicer may assign its rights and obligations hereunder to any Person with the prior written consent of the Servicer and the Certificate Insurer with respect to the related Trust.

                                   ARTICLE V

                    LIMITATION ON LIABILITY; INDEMNIFICATION

                  SECTION 5.01. Limitation on Liability of the Supplemental Servicer; Indemnification.

                  (a) The Supplemental Servicer and any director, officer, employee or agent of the Supplemental Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising thereunder. None of the Supplemental Servicer, nor any of its directors, officers, employees or agents shall have any liability to the Trustee, the Trust or the Certificateholders for any action taken or for refraining from the taking of any action by it relating to this Amendment or for errors in judgment; provided, however, that this provision shall not protect the Supplemental Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of the duties of the Supplemental Servicer or by reason of reckless disregard of the obligations and duties of the Supplemental Servicer hereunder. The Supplemental Servicer shall not have any liability for any consequential, incidental, special, exemplary, punitive, or any similar, damages and each party hereto irrevocably and unconditionally waives any right it may have to claim or recover any such damages.

                  (b) The Servicer hereby indemnifies and holds the Supplemental Servicer and any director, officer, employee or agent of the Supplemental Servicer harmless against any loss, liability, claim, damage or expense incurred in connection with any legal action or proceeding relating to this Amendment or the Supplemental Servicer's action, or failure to take action, under this Amendment, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder. To the extent that the Supplemental Servicer incurs any loss, liability or expense arising out of or in connection with this Amendment, the Supplemental Servicer shall be reimbursed and held harmless by each Trust Estate to the same extent that the Servicer would be reimbursed or held harmless from the Trust Estate pursuant to Section 8.05 of the Pooling Agreements; provided, however, that in the event the Servicer seeks reimbursement or to be held harmless pursuant to Section 8.05 of the Pooling Agreements for itself from the Trust Estate, the Supplemental Servicer shall be reimbursed and held harmless prior to any payment being made to the Servicer with respect to its request to be reimbursed or held harmless.

                                   ARTICLE VI

                                  MISCELLANEOUS

                  SECTION 6.01. Verification Agent. The Supplemental Servicer shall appoint a nationally-recognized firm of independent accountants reasonably acceptable to the Certificate Insurers, the Trustee and the Servicer to serve as the verification agent (the "Verification Agent"). The Supplemental Servicer hereby appoints KPMG LLP as the initial Verification Agent. The Servicer shall deliver the proposed Supplemental Delinquency Advance Notice to the Verification Agent at least one Business Day prior to the issuance of a Supplemental Delinquency Advance Notice, which notice the Verification Agent shall review and verify that the calculations of the amounts set forth therein are correct. In the event the Verification Agent disagrees with any amounts set for in the Supplemental Delinquency Advance Notice, it shall immediately notify the Supplemental Servicer and the Servicer of its findings. Any disagreement must be resolved by the Verification Agent and the Servicer by 11:00 am New York time on the day on which such Supplemental Delinquency Advance Notice is due. In the event any such disagreement cannot be resolved by such time on such date, the findings of the Verification Agent shall be final and binding, and the Servicer shall submit, as final, such amended Supplemental Delinquency Advance Notice as the Supplemental Advance Notice. The findings of the Verification Agent in any Supplemental Delinquency Advance Notice shall be conclusive and shall be binding on all parties, absent manifest error. To the extent requested by the Supplemental Servicer, the Verification Agent shall also review Disbursement Notices given by the Servicer. In the event the Verification Agent disagrees with any amounts set forth in any Disbursement Notice(s), it shall immediately notify the Supplemental Servicer and the Servicer of its findings. All amounts subject to disagreement shall be deposited into the Principal and

Interest Account for the related Trust (and the Servicer acknowledges and agrees that the Supplemental Servicer may issue a Disbursement Notice to the Clearing Bank so instructing the Clearing Bank) and shall not be disbursed from such Principal and Interest Account until the earlier of resolution or the next Monthly Remittance Date. In the event any such disagreement cannot otherwise be resolved prior to the next Monthly Remittance Date, the findings of the Verification Agent shall be final and binding. The fees and expenses of the Verification Agent will be paid by the Servicer (with such fees to be paid on an estimated basis, monthly in advance, and such expenses to be paid as incurred) except that, at the direction of the Supplemental Servicer, any fees or expenses of the Verification Agent remaining unpaid more than ten Business Days after submission shall be paid from Funds Available for Servicing Payments after payment of the Supplemental Servicing Fee pursuant to Section 2.04(b) hereof, which payment shall reduce the Servicing Fee and other servicing compensation on a dollar-for-dollar basis. The failure to pay the fees and expenses of the Verification Agent promptly by the Servicer shall give rise to a breach of the Advance Conditions.

                  SECTION  6.02.   Inconsistencies   with  Pooling   Agreements;
Amendment to Supplemental Servicing Amendment and the Pooling Agreements.

                  (a) The Servicer shall not amend any Pooling Agreement in any way that would affect the rights or obligations of the Supplemental Servicer hereunder without the prior written consent of the Supplemental Servicer.

                  (b) Notwithstanding any provision in a Pooling Agreement requiring ContiMortgage to pay the expenses of the Trust from its own funds, the Servicer shall not be responsible for and shall not pay from its own funds the Supplemental Servicing Fee or the reimbursement of Supplemental Advances or any other fee or expense described in this Amendment (other than any indemnification of the Supplemental Servicer as provided in the first sentence of Section 5.01(b) and the fee of the Verification Agent as provided in Section 6.01) as expenses of the Trust.

                  SECTION 6.03. Servicer Primarily Liable. Notwithstanding anything to the contrary contained in this Amendment, the Servicer shall continue to be responsible for making each Delinquency Advance pursuant to
Section 8.09(a) of each Pooling Agreement in the event the Supplemental Servicer fails to make any required Supplemental Advance on the date required hereunder.

                  SECTION 6.04. Indulgences, Etc. Neither the failure nor any delay on the part of any party to exercise any right, remedy, power or privilege (each, a "Right") under this Amendment shall operate as a waiver thereof, nor shall any single or partial exercise of any Right preclude any other or further exercise of the same or of any other Right, nor shall any waiver of any Right with respect to any occurrence be construed as a waiver of such Right with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

                  SECTION 6.05. Controlling Law; Jurisdiction.

                  (a) This Amendment and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements entered into and to be performed within the State of New York, notwithstanding any conflict-of-laws doctrines of the State of New York or other jurisdictions to the contrary, and without the aid of any canon, custom or rule of law requiring construction against the draftsman.

                  (b) The parties hereto hereby irrevocably submit to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it or in connection with this Amendment or any of the related documents or the transactions contemplated hereunder or for recognition or enforcement of any judgment, and the parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court. The parties hereto agree that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, the parties hereto hereby waive and agree not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the related documents or the subject matter thereof may not be litigated in or by such courts.

                  SECTION 6.06. Waiver of Jury Trial. Each of the parties hereby IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY in any action, proceeding or counterclaim arising out of or relating to this Amendment, any other transaction document or any instrument or document delivered hereunder or thereunder.

                  SECTION 6.07. Notices. All demands, notices, and communications hereunder shall be effective when personally delivered, when sent by facsimile with confirmation of receipt by the recipient's facsimile machine or the Business Day after delivery to a nationally recognized overnight delivery service when the delivery fee is prepaid and delivery by the next Business Day morning is specified, to the following addresses or facsimile number, or to such other address or facsimile number as is later specified by notice:

                  (i)    If to Servicer:

                            ContiMortgage Corporation
                            One Conti Park
                            338 South Warminster Road
                            Hatboro, Pennsylvania 19040-3430
                            Attention:  Senior Vice President
                                            and Chief Counsel
                            Telephone:      (215) 347-3404
                            Fax:            (215) 347-3400

                  (ii)   If to Supplemental Servicer:

                            Greenwich Capital Financial Products, Inc.
                            600 Steamboat Road
                            Greenwich, CT 06830
                            Attention:  John Anderson
                            Telephone:      (203) 625-7941
                            Fax:            (203) 618-2135

                         with a copy to
                            General Counsel
                            Telephone:      (203) 625-6065
                            Fax:            (203) 618-4571

                  (iii) If to the Trustee:

                            Manufacturers and Traders Trust Company
                            One M&T Plaza
                            Buffalo, New York  14203-2399
                            Telephone:      (716) 842-4387
                            Fax:            (716) 842-5905
                            Attention:  Corporate Trust Administration

                   (iv)  If to the Depositor

                            ContiSecurities Asset Funding Corp.
                            3811 West Charleston Blvd., Suite 104
                            Las Vegas, NV 89102
                            Telephone:      (702) 822-5836
                            Fax:            (702) 822-5839

                  (v)    If to MBIA Insurance Corporation

                            MBIA Insurance Corporation
                            113 King Street
                            Armonk, NY 10504

                            Attention: Insured Portfolio Management - SF
                            (ContiMortgage Home Equity Loan Pass-Through
                            Certificates, Series 1994-3, 1994-4, 1994-5,
                            1996-2, 1996-3, 1996-4, 1997-4, 1997-5,
                            1998-1, 1998-2, 1998-3 and 1999-2)

                            Telephone:      (914) 273-4545
                            Fax:            (914) 765-3810

                  (vi)   If to Ambac Assurance Corporation

                            Ambac Assurance Corporation
                            One State Street Plaza
                            New York, NY 10004
                            Telephone:      (212) 668-0340
                            Fax:            (212) 509-9190

                  (vii)  If to Financial Guaranty Insurance Company

                            Financial Guaranty Insurance Company
                            115 Broadway
                            New York, NY 1006
                            Attention: General Counsel
                            Telephone:      (212) 312-3000
                            Fax:            (212) 312-3220

                  SECTION 6.08. Binding Nature of Amendment. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns notwithstanding any provision of any Pooling Agreement that might deem this Amendment to be binding only upon the Servicer or Supplemental Servicer.

                  SECTION 6.09. Provisions Separable. The provisions of this Amendment are independent of and separate from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

                  SECTION 6.10. Counterparts. For the purpose of facilitating the execution of this Amendment and or other purposes, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and together shall constitute and be one and the same instrument.

                  SECTION 6.11. Entire Agreement; Amendment of this Amendment. This Amendment contains the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Amendment may not be modified or amended other than by an agreement in writing.

                  SECTION 6.12. Paragraph Headings. The paragraph headings in this Amendment are for convenience only; they form no part of this Amendment and shall not affect its interpretation.

                  SECTION 6.13. Advice from Counsel. The parties understand that this Amendment is a legally binding agreement that may affect such party's rights. Each party represents to the other that it has received legal advice from counsel of its choice regarding meaning and legal significance of this Amendment and that it is satisfied with its legal counsel and the advice received from it.

                  SECTION 6.14. Judicial Interpretation. Should any provision of this Amendment or any of the other transaction documents require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any Person by reason of the rule of construction that a document is to be construed more strictly against the Person who itself or through its agent prepared the same, it being agreed that all Parties have participated in the preparation of this Amendment.

                  SECTION 6.15 Third Party Rights. The Trustee, Supplemental Servicer and the Servicer agree that the Certificate Insurer for each Trust shall be deemed a third party beneficiary of this Amendment as if it were a party hereto.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date first above written.

                                         CONTIMORTGAGE CORPORATION,
                                         as Servicer and as Seller

                                         By:
                                             -------------------------------
                                         Name: Margaret M. Curry
                                         Title:   Senior Vice President

                                         By:
                                             -------------------------------
                                             Name:
                                             Title:

                                         GREENWICH CAPITAL
                                         FINANCIAL PRODUCTS, INC.,
                                           as Supplemental Servicer

                                         By:
                                             -------------------------------
                                             Name: John C. Anderson
                                             Title:   Senior Vice President

                                         CONTISECURITIES ASSET
                                         FUNDING CORP.,
                                           as Depositor
                                         By:
                                             -------------------------------
                                             Name: John Banu
                                             Title:    Authorized Signatory

                                         By:
                                             -------------------------------
                                             Name: Jay Remis
                                             Title:   Authorized Signatory

                                         CONTIWEST CORPORATION,
                                          as Seller

                                         By:
                                             -------------------------------
                                             Name: Joy Tolbert
                                             Title:    Vice President

                                         By:
                                             -------------------------------
                                             Name: Todd Hart
                                             Title: Assistant Secretary

              [Signature Page to Supplemental Servicing Amendment]

                                        MANUFACTURERS AND
                                        TRADERS TRUST COMPANY,
                                        as Trustee and on behalf of the
                                        Trusts

                                        By:
                                            -------------------------------
                                            Name:  Neil B. Witoff
                                            Title:  Assistant Vice President



For the purpose of this Amendment to each Pooling Agreement:

MBIA INSURANCE CORPORATION,


By:
     ---------
     Name:
     Title:


FINANCIAL GUARANTY INSURANCE COMPANY


By
     ---------
     Name:
     Title:

AMBAC ASSURANCE CORPORATION

By:
     ---------
     Name:
     Title:

           [Signature Page to Supplemental Servicing Amendment--con't]

                                                                    SCHEDULE A-1

          List of Pooling Agreements with Reimbursements Trust-by-Trust

SERIES                POOLING AGREEMENT


1994-3 Pooling and Servicing Agreement, dated as of June 1, 1994, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller and Manufacturers and Traders Trust Company, as Trustee

1994-4 Pooling and Servicing Agreement, dated as of August 1, 1994, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller and Manufacturers and Traders Trust Company, as Trustee

1994-5 Pooling and Servicing Agreement, dated as of December 1, 1994, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller and Manufacturers and Traders Trust Company, as Trustee

1995-1 Pooling and Servicing Agreement, dated as of March 1, 1995, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller and Manufacturers and Traders Trust Company, as Trustee

1997-1 Pooling and Servicing Agreement, dated as of February 1, 1997, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller, ContiWest Corporation, as Seller and Manufacturers and Traders Trust Company, as Trustee

1997-4 Pooling and Servicing Agreement, dated as of September 1, 1997, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller, ContiWest Corporation, as Seller and Manufacturers and Traders Trust Company, as Trustee

1997-5 Pooling and Servicing Agreement, dated as of December 1, 1997, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller, ContiWest Corporation, as Seller and Manufacturers and Traders Trust Company, as Trustee

1998-1 Pooling and Servicing Agreement, dated as of March 1, 1998, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller, ContiWest Corporation, as Seller and Manufacturers and Traders Trust Company, as Trustee

1998-2 Pooling and Servicing Agreement, dated as of June 1, 1998, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as

                      Seller, ContiWest Corporation, as Seller and Manufacturers and Traders Trust Company, as Trustee

1998-3 Pooling and Servicing Agreement, dated as of September 1, 1998, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller, ContiWest Corporation, as Seller and Manufacturers and Traders Trust Company, as Trustee

1998-4 Pooling and Servicing Agreement, dated as of December 1, 1998, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller, ContiWest Corporation, as Seller and Manufacturers and Traders Trust Company, as Trustee

1999-1 Pooling and Servicing Agreement, dated as of March 1, 1998, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller, ContiWest Corporation, as Seller and Manufacturers and Traders Trust Company, as Trustee

1999-2 Pooling and Servicing Agreement, dated as of March 1, 1999, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller, ContiWest Corporation, as Seller and Manufacturers and Traders Trust Company, as Trustee

1999-3 Pooling and Servicing Agreement, dated as of June 1, 1998, among ContiSecurities Asset Funding Corp., as Depositor, Norwest Bank Minnesota, National Association, as Master Servicer, ContiMortgage Corporation, as Servicer and as Seller, ContiWest Corporation, as Seller and Manufacturers and Traders Trust Company, as Trustee

                                                                    SCHEDULE A-2

     List of Pooling Agreements with Reimbursements Loan Group-by-Loan Group

SERIES               POOLING AGREEMENT                                          LOAN GROUP                            MANDATORY/
------               -----------------                                          ----------                            ----------
                                                                                                                      OPTIONAL
                                                                                                                      --------
                                                                                                                      DESIGNATION
                                                                                                                      -----------
1995-2     Pooling and  Servicing  Agreement,  dated as of May 1, 1995,         Fixed Rate Group                      Mandatory*
           among  ContiSecurities  Asset Funding  Corp.,  as Depositor,         Adjustable Rate Group                 Optional
           ContiMortgage  Corporation,  as  Servicer  and as Seller and
           Manufacturers and Traders Trust Company, as Trustee

1995-3     Pooling and Servicing Agreement, dated as of August 1, 1995,         Fixed Rate Group                      Mandatory*
           among  ContiSecurities  Asset Funding  Corp.,  as Depositor,         Adjustable Rate Group                 Optional
           ContiMortgage  Corporation,  as  Servicer  and as Seller and
           Manufacturers and Traders Trust Company, as Trustee

1995-4     Pooling  and  Servicing  Agreement,  dated as of November 1,         Group I                               Mandatory*
           1995,   among   ContiSecurities   Asset  Funding  Corp.,  as         Group III                             Optional
           Depositor, ContiMortgage Corporation,  as Servicer and as            Group II                              Optional
           Seller and  Manufacturers  and Traders Trust Company, as Trustee

1996-1     Pooling  and  Servicing  Agreement,  dated as of February 1,         Fixed Rate Group                      Mandatory*
           1996,   among   ContiSecurities   Asset  Funding  Corp.,  as         Adjustable  Rate  Group               Optional
           Depositor,  ContiMortgage Corporation,  as Servicer and as
           Seller and Manufacturers and Traders Trust Company, as Trustee

1996-2     Pooling and Servicing  Agreement,  dated as of June 1, 1996,         Fixed Rate Group                      Mandatory
           among  ContiSecurities  Asset Funding  Corp.,  as Depositor,         Adjustable Rate Group                 Optional
           ContiMortgage  Corporation,  as  Servicer  and as Seller and
           Manufacturers and Traders Trust Company, as Trustee

1996-3     Pooling and Servicing Agreement, dated as of August 1, 1996,         Fixed Rate Group                      Mandatory
           among  ContiSecurities  Asset Funding  Corp.,  as Depositor,         Adjustable Rate Group                 Optional
           ContiMortgage  Corporation,  as  Servicer  and as Seller and
           Manufacturers and Traders Trust Company, as Trustee

SERIES               POOLING AGREEMENT                                            TRUST GROUP                       MANDATORY/
------               -----------------                                          ---------------                       ----------
                                                                                                                      OPTIONAL
                                                                                                                      --------
                                                                                                                      DESIGNATION
                                                                                                                      -----------
1996-4     Pooling  and  Servicing  Agreement,  dated as of December 1,         Fixed Rate Group                      Mandatory
           1996,   among   ContiSecurities   Asset  Funding  Corp.,  as         Adjustable Rate Group                 Optional
           Depositor,  ContiMortgage  Corporation,  as Servicer  and as
           Seller,  ContiWest Corporation,  as Seller and Manufacturers
           and Traders Trust Company, as Trustee

1997-2     Pooling and Servicing Agreement,  dated as of March 1, 1997,         Group I                               Mandatory
           among  ContiSecurities  Asset Funding  Corp.,  as Depositor,         Group II                              Optional
           ContiMortgage  Corporation,   as  Servicer  and  as  Seller,
           ContiWest  Corporation,  as  Seller  and  Manufacturers  and
           Traders Trust Company, as Trustee

1997-3     Pooling and Servicing  Agreement,  dated as of June 1, 1997,         Group I                               Mandatory
           among  ContiSecurities  Asset Funding  Corp.,  as Depositor,         Group II                              Optional
           ContiMortgage  Corporation,   as  Servicer  and  as  Seller,
           ContiWest  Corporation,  as  Seller  and  Manufacturers  and
           Traders Trust Company, as Trustee

* These Loan Groups will be treated as Optional with respect to the Monthly Remittance Date occuring in November, 1999.

                                                                       EXHIBIT I


                 Form of Supplemental Delinquency Advance Notice


                                                  -------, -----


Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, CT 06830
Attention:  John Anderson or General Counsel


          Re: Supplemental Servicing Amendment, dated as of November 9, 1999; Notice of Supplemental Delinquency Advance

         Pursuant to Section 2.02(b) of the Supplemental Servicing Amendment, dated as of November 9, 1999 (the "Supplemental Servicing Amendment"), among ContiMortgage Corporation (the "Servicer"), ContiWest Corporation, as Seller, ContiSecurities Asset Funding Corp., as Depositor, Greenwich Capital Financial Products, Inc. (the "Supplemental Servicer") and Manufacturers and Traders Trust Company (the "Trustee"), the undersigned hereby notifies you that a Supplemental Delinquency Advance in the amount of $_________ is due on the Monthly Remittance Date occurring on ________, ___. The computation of the amount of the Supplemental Delinquency Advance is set forth below.

         The undersigned also hereby certifies that to the best of its knowledge, each of the Advance Conditions contained in Section 2.02(d) have been met.



                 Sum of
                Interest     Amount on
               Remittance   deposit in                                 Unreimbursed                 Unreimbursed    Unpaid
               Amount and     related                    Amount of      Amount of      Amount of      Amount of    Amount of
                Principal   Principal and    Amount of   Supplemental  Supplemental    Servicer       Servicer    Supplemental
Name of Trust   Remittance   Interest      Delinquency  Delinquency    Delinquency    Delinquency   Delinquency   Servicing
    Group         Amount      Account        Advance       Advance       Advances       Advance       Advances       Fees
--------------- ----------  -----------    -----------  ------------  -------------   -----------   -----------   -----------






-----------------------------------------------------------------------------------------------------------------------------
Totals

               Please remit the amount of the Supplemental Delinquency Advance directly to Manufacturers and Traders Trust Company (the "Trustee") at the account listed below on the Monthly Remittance Date.

        To:
        Account No:
        Reference:




                                         Very truly yours,

                                         CONTIMORTGAGE CORPORATION, as Servicer

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

Verified by:

KPMG LLC


----------------------------

By:
Title:



cc:  Manufacturers and Traders Trust Company
     One M&T Plaza
     Buffalo, New York  14203-2399
     Tel:  (716) 842-4387
     Fax:  (716) 842-5905
     Attention:  Corporate Trust Administration




                                      I-2